The patient investor

QUARTERLY REPORT: 06/30/18

• Value	• Deep value	• Global

•	Ariel Fund
•	Ariel Appreciation Fund
•	Ariel Focus Fund
•	Ariel Discovery Fund
•	Ariel International Fund
•	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

•	arielinvestments.com

•	linkedin.com/company/ariel-investments

•	twitter.com/ArielFunds

•	facebook.com/ArielInvestments

Fund performance at a glance	AS OF 06/30/18

			Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)

Small/mid cap traditional value							11/06/86

Ariel Fund–Investor Class	2.22	11.99	8.27	12.53	11.58	8.89	11.42

Ariel Fund–Institutional Class	2.31	12.32	8.59	12.87	11.81	9.00	11.49

Russell 2500TM Value Index	5.80	11.49	9.76	10.78	10.10	9.10	11.31

Russell 2500TM Index	5.71	16.24	10.30	12.29	10.74	9.11	10.95

S&P 500® Index	3.43	14.37	11.93	13.42	10.17	6.46	10.38

Mid cap traditional value							12/01/89

Ariel Appreciation Fund–Investor Class	1.05	7.05	5.71	9.91	10.87	8.67	10.72

Ariel Appreciation Fund–Institutional Class	1.11	7.38	6.04	10.27	11.09	8.78	10.80

Russell Midcap® Value Index	2.41	7.60	8.80	11.27	10.06	9.25	11.44

Russell Midcap® Index	2.82	12.33	9.58	12.22	10.23	9.16	11.35

S&P 500® Index	3.43	14.37	11.93	13.42	10.17	6.46	9.74

All cap traditional value							06/30/05

Ariel Focus Fund–Investor Class	2.80	10.16	7.38	8.97	7.42	–	6.07

Ariel Focus Fund–Institutional Class	2.88	10.45	7.65	9.24	7.60	–	6.20

Russell 1000® Value Index	1.18	6.77	8.26	10.34	8.49	–	7.33

S&P 500® Index	3.43	14.37	11.93	13.42	10.17	–	8.81

Small cap deep value							01/31/11

Ariel Discovery Fund–Investor Class	10.32	7.70	2.56	1.27	–	–	3.56

Ariel Discovery Fund–Institutional Class	10.32	7.95	2.80	1.51	–	–	3.80

Russell 2000® Value Index	8.30	13.10	11.22	11.18	–	–	11.00

Russell 2000® Index	7.75	17.57	10.96	12.46	–	–	12.09

S&P 500® Index	3.43	14.37	11.93	13.42	–	–	12.99

International all cap intrinsic value							12/30/11

Ariel International Fund–Investor Class	-3.38	0.55	3.15	6.04	–	–	6.56

Ariel International Fund–Institutional Class	-3.30	0.75	3.39	6.30	–	–	6.82

MSCI EAFE Index (net)	-1.24	6.84	4.90	6.44	–	–	8.19

MSCI ACWI ex-US Index (net)	-2.61	7.28	5.07	5.99	–	–	7.10

Global all cap intrinsic value							12/30/11

Ariel Global Fund–Investor Class	0.71	6.62	6.17	8.03	–	–	9.00

Ariel Global Fund–Institutional Class	0.80	6.91	6.45	8.30	–	–	9.28

MSCI ACWI Index (net)	0.53	10.73	8.19	9.41	–	–	10.65

The inception date for the Institutional Class shares of all Funds is December 30, 2011. For all funds except Ariel International Fund and Ariel Global Fund, performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 47. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

1

Investment perspectives

Charles K. Bobrinskoy Vice Chairman, Head of Investment Group Portfolio Manager, Ariel Focus Fund

This quarter, we are pleased to introduce a new series of insightful perspectives on economic trends, market drivers and other issues making headlines. Charlie Bobrinskoy provides historical insights on the topsy-turvy politics of tariffs and protectionism.

Here is a preview of the first installment on trade wars and tariffs:

When the North American Free Trade Agreement (NAFTA) became law in 1993, it had the support of nearly 300 economists. While today’s conventional wisdom may be that protectionism is bad for American business, the “pro-business” Republican party actually supported tariffs for much of its history.

To read the full story about U.S. tariff history and how it impacts today’s markets, visit arielinvestments.com.

2	ARIELINVESTMENTS.COM

HARD QUESTIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 6/30/18

	2Q18	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	+ 2.22%	+ 3.05%	+ 11.99%	+ 8.27%	+ 12.53%	+ 11.58%	+ 11.42%

Russell 2500TM Value Index	+ 5.80	+ 3.00	+ 11.49	+ 9.76	+ 10.78	+ 10.10	+ 11.31

Russell 2500TM Index	+ 5.71	+ 5.46	+ 16.24	+ 10.30	+ 12.29	+ 10.74	+ 10.95

S&P 500® Index	+ 3.43	+ 2.65	+ 14.37	+ 11.93	+ 13.42	+ 10.17	+ 10.38

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 6/30/18

	2Q18	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	+ 1.05%	+ 0.59%	+ 7.05%	+ 5.71%	+ 9.91%	+ 10.87%	+ 10.72%

Russell Midcap® Value Index	+ 2.41	– 0.16	+ 7.60	+ 8.80	+ 11.27	+ 10.06	+ 11.44

Russell Midcap® Index	+ 2.82	+ 2.35	+ 12.33	+ 9.58	+ 12.22	+ 10.23	+ 11.35

S&P 500® Index	+ 3.43	+ 2.65	+ 14.37	+ 11.93	+ 13.42	+ 10.17	+ 9.74

* The inception date for Ariel Appreciation Fund is 12/01/89.

800.292.7435 3

Small cap stocks reigned supreme during the second quarter of 2018—trouncing their larger cap brethren. As the biggest beneficiary of U.S. tax reform, they were also boosted by strong domestic growth—and with little to no international exposures, they have been generally insulated from a rising dollar and growing trade tensions. Accordingly, for the three-month period, the Russell 2500 Value Index and the Russell 2500 Index jumped +5.80% and +5.71% respectively versus +3.43% for the S&P 500. Meanwhile, the smaller companies comprising the Ariel Fund rose +2.22%—with weakness amongst some of our Consumer Discretionary and Financial Services holdings undercutting performance.

Ariel Appreciation Fund earned +1.05% for the 3 months and +0.59% so far this year. In keeping with the aforementioned performance story, our financial names were the biggest detractor during a quarter where the Russell Midcap Value Index and the Russell Midcap Index earned +2.41% and +2.82% respectively. Year-to-date, Ariel Appreciation beats the Russell Midcap Value’s –0.16% decline but still lags the Russell Midcap Index which added +2.35%.

“We strongly believe value is eventually realized in good businesses. Accordingly, our level of conviction is often tied to the business fundamentals—not any point in time.”

PORTFOLIO COMINGS AND GOINGS

While we did not add any new securities to Ariel Fund or Ariel Appreciation Fund, Contango Oil & Gas Company (MCF) is a disappointing name that was eliminated from Ariel Fund during the quarter. We also parted ways with T. Rowe Price (TROW) in Ariel Appreciation Fund—a long-time favorite that we first bought 31 years ago amidst the wreckage of the crash of 1987.

HARD QUESTIONS

We recently read the Gates Foundation 10th anniversary letter. To mark the occasion, Bill and Melinda decided to answer the “10 toughest questions” they get. At the letter’s onset, they noted that “despite the headlines, we see a world that’s getting better.”1 By answering difficult questions, they hoped to underscore their optimism for the future. This gutsy and ambitious idea inspired us to do the same. And while length precludes us from tackling 10 questions, we thought we would take a crack at a few challenging ones and revisit the subject again sometime in the future. Like the Gates Foundation, our intent is to clarify any ambiguity while also highlighting our own positive outlook for long-term, patient investing in a world increasingly focused on short-term gains.

“As highly competitive people, we have obsessively studied and distilled our investment results for nearly 35 years now.”

1. When will you outperform?

Our first thought is not “when” but “why?” In re-phrasing the question, we are not attempting to change the subject. Instead, our goal is to refocus the discussion on that which matters most. To this point, Warren Buffett is known for having said, “Yearly figures, it should be noted, are neither to be ignored nor viewed as all-important. The pace of the earth’s movement around the sun is not synchronized with the time required for either investment ideas or operating decisions to bear fruit.”2 Make no mistake, as highly competitive people, we have obsessively studied and distilled our investment results for nearly 35 years now. Against this backdrop, the one conclusion that we can make is that predicting the timing of any investment outcome is futile. That said, we strongly believe value is eventually realized in good businesses. Accordingly, our level of conviction is often tied to the business fundamentals—not any point in time.

4	ARIELINVESTMENTS.COM

As a contrarian manager whose concentrated portfolios are not well correlated with other funds or benchmarks, we must exercise a tremendous amount of patience and discipline in our day-to-day investment management practices. Given our increasingly unique approach, the one consistent performance takeaway we have observed is that we will not do well in a momentum driven environment. In fact, we often lag when the market is overtaken by “crowded trades.” Such was the case before the tech bubble burst in 2000, and then again right before the financial crisis when the “flight to safety” ruled the day. Today, index funds represent the crowded trade with the FAANG stocks—Facebook (FB), Apple (AAPL), Amazon (AMZN), Netflix (NFLX) and Alphabet (GOOGL)—dominating the performance jockey.

“We view risk as the permanent loss of capital and use market volatility to our advantage.”

We know the market can be “thematic” for stretches and in so doing attract a herd. These themes tend to build over time and create imbalances as Wall Street focuses on short-term plays and misses longer-term consequences. As natural contrarians, we lean against these imbalances which means we can be out of sync until they unwind, or crash. Although these torrents of enthusiasm can last longer than one expects, they do eventually come to an end—sometimes badly. While we do believe some of the world’s tech giants will continue to dominate their niches for years to come, we question the price that many are eager to pay for growth expectations stretching far out into the future. Our willingness to go it alone may lead to soft performance periods in a robust environment like we have seen of late—but over the long term, decades of investing have taught us that patience wins. To this point, since the November 6, 1986 inception of our Ariel Fund through June 30, 2018, the Fund has achieved +11.42% versus +11.31% for the Russell 2500 Value Index, +10.95% for the Russell 2500 Index and +10.38% for the S&P 500. Which brings us back to the original question, the “when” has no real answer, but the “why” can be explained.

2. Why are your portfolios so volatile?

As benchmark agnostic, high active share managers, we have always understood that our results could substantially differ from our peers and indices on a quarter-by-quarter or year-by-year basis. By their very nature, concentrated portfolios can be expected to be more volatile. We actually underscore this point in all of our new business presentations.

Despite having managed relatively drama-free Funds with betas3 clocking in lower than their benchmarks for much of our history, in 2008, our portfolios became meaningfully more volatile and our betas spiked. Many assumed our investment strategy had changed and expressed concern.

The fact is that during a time when there was widespread panic and disdain for any company perceived to be risky—value clustered amongst high beta issues. Now here, we should underscore that we have never bought or sold any stock based on beta. We also recognize that while beta is an important data point for some clients and consultants, it is a backward-looking statistic that tells us what was as opposed to what will be. We view risk as the permanent loss of capital and use market volatility to our advantage.

“Differences in opinion lead to conversations…we believe disagreement protects against group think and can produce a better outcome.”

In a risk-averse environment where anything remotely perceived as volatile was shunned, we were willing to belly up to the bar—buying names that we expected to outperform in a normalized environment—especially after being oversold by skittish Wall Street investors. In the end, our contrarian approach was rewarded. Additionally, for those who are inclined to track our betas, they have begun to drift down as we expected. More specifically, when compared to the broad market as measured by the S&P 500, the 5-year beta of our flagship Ariel Fund currently sits at

800.292.7435 5

1.32. And yet, the current portfolio beta is 0.89. Whereas the 5-year beta is based on monthly portfolio returns, current beta is a 1-year trailing number that is based on daily security returns.4 Similarly, Ariel Appreciation Fund has a 5-year beta of 1.22 and a current beta of 0.84.

3. John Rogers was the sole decision-maker on Ariel’s funds for much of your history. That has changed over the last decade. How do co-portfolio managers work together?

The issue of co-portfolio managers proved to be more complicated than we anticipated. Not from the standpoint of actual execution, but from that of client reactions. For years, we have been asked about succession planning at Ariel. On any given day, we have had to respond to the proverbial “hit by a bus” question. We have always appreciated the query because we believe leadership is a significant issue for any company—perhaps even more important in the realm of portfolio management where art and science come together. Likewise, we also strongly feel that in order to foster a lasting institution, accountability needs to be shared so that people feel real responsibility. Good, smart people will not stay at a company where everything is controlled and/or second guessed by a founder.

“Teamwork is a cornerstone of our firm. When you select Ariel, you are investing in an accumulation of our knowledge as well as an amalgamation of experiences. We strongly believe our whole is greater than our parts.”

The implementation of our shared portfolio management responsibilities was actually easier done than said. Ariel Appreciation Fund’s co-portfolio manager structure is fairly simple in that each has veto power. Should either manager oppose a name, it is not purchased. In reality, this has not been contentious because we execute against a process—not emotion or gut. Before any security makes it into Ariel Fund or Ariel Appreciation Fund, it has likely gone through what we consider to be extreme vetting 6 or 7 times. Differences in opinion lead to conversations. To that point, we believe disagreement protects against group think and can produce a better outcome. Not to mention, the team has worked in the trenches together for many years now which has enabled us to be aware of each other’s strengths and weaknesses. As such, the unique personalities and perspectives often help offset behavior biases. For example, John Rogers generally offers the most contrarian perspective, whereas Tim Fidler is simultaneously more moderate in his position sizes and yet more willing to do new things.

Some wonder why the same security might have a 5% weighting in one fund and a 2% weighting in another. Because there are different combinations of portfolio managers—with John Rogers as the one consistent link—as long as its market cap fits a strategy, a stock can potentially end up in more than one Ariel portfolio with a meaningfully different weighting. This is most noticeable when a large position performs especially well or poorly. The difference means all of the portfolio managers are not equally enthusiastic about the name—which is understandable and to be expected.

As many know, teamwork is a cornerstone of our firm. When you select Ariel, you are investing in an accumulation of our knowledge as well as an amalgamation of experiences. We strongly believe our whole is greater than our parts. Certainly, our clients are investing in our people. But perhaps, even more importantly, our clients are investing in our culture.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

[1]	Bill Gates and Melinda Gates, February 13, 2018, The 10 Toughest Questions We Get, https://www.gatesnotes.com/2018-Annual-Letter?WT.mc_ id=02_13_2018_02_AnnualLetter2018_PR-media_&WT.tsrc=PRmedia.

[2]	Warren Buffett, February 23, 2010, Berkshire Hathaway Inc. Annual Letter to Shareholders, http://www.berkshirehathaway.com/letters/2010ltr.pdf.

[3]	According to Investopedia, beta is a measure of volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

[4]

5-year beta and current beta are benchmarked against the S&P 500 Index and are as of June 30, 2018. 5-year beta is generated through Zephyr Style Advisor and is based on monthly portfolio returns. Current beta is provided through FactSet and is based on daily security returns.

6	ARIELINVESTMENTS.COM

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Consumer discretionary	33.23	11.37	14.72	14.25
Financial services	29.74	38.75	26.62	19.63
Producer durables	20.20	13.14	14.27	10.03
Health care	6.16	4.91	12.51	13.66
Materials & processing	4.80	7.73	7.68	2.77
Consumer staples	3.16	3.37	2.66	6.14
Technology	1.90	6.68	12.41	22.24
Energy	0.00	7.58	5.02	6.34
Utilities	0.00	6.46	4.10	4.94
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/18

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	2.22	11.99	8.27	12.53	11.58	8.89	11.42

Ariel Fund–Institutional Class+	2.31	12.32	8.59	12.87	11.81	9.00	11.49

Russell 2500TM Value Index	5.80	11.49	9.76	10.78	10.10	9.10	11.31

Russell 2500TM Index	5.71	16.24	10.30	12.29	10.74	9.11	10.95

S&P 500® Index	3.43	14.37	11.93	13.42	10.17	6.46	10.38

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)

Investor Class	1.01%

Institutional Class	0.71%

Top ten equity holdings (% of net assets)

1.	KKR & Co. L.P.	5.0	6.	Mattel, Inc.	3.5
2.	MSG Networks, Inc.	4.6	7.	Nielsen Holdings plc	3.4
3.	Zebra Technologies Corp.	3.8	8.	Northern Trust Corp.	3.3
4.	Lazard Ltd., Class A	3.6	9.	Interpublic Group of Cos., Inc.	3.2
5.	Keysight Technologies, Inc.	3.6	10.	J.M. Smucker Co.	3.1

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 47.

800.292.7435 7

Ariel Appreciation Fund performance summary INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	29.08	33.26	26.48	19.63
Consumer discretionary	26.36	12.21	14.89	14.25
Producer durables	18.95	10.55	12.52	10.03
Health care	15.44	6.38	9.21	13.66
Consumer staples	4.01	4.95	4.37	6.14

Energy	2.10	7.91	5.46	6.34
Materials & processing	1.88	7.27	6.57	2.77

Technology	0.69	6.86	14.04	22.24

Utilities	0.00	10.60	6.47	4.94
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/18

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund– Investor Class	1.05	7.05	5.71	9.91	10.87	8.67	10.72

Ariel Appreciation Fund– Institutional Class+	1.11	7.38	6.04	10.27	11.09	8.78	10.80

Russell Midcap® Value Index	2.41	7.60	8.80	11.27	10.06	9.25	11.44

Russell Midcap® Index	2.82	12.33	9.58	12.22	10.23	9.16	11.35

S&P 500® Index	3.43	14.37	11.93	13.42	10.17	6.46	9.74

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)

Investor Class	1.12%

Institutional Class	0.81%

Top ten equity holdings (% of net assets)

1.	Laboratory Corp. of America Holdings	4.6	6.	Zimmer Biomet Holdings, Inc.	3.8
2.	Northern Trust Corp.	4.0	7.	Interpublic Group of Cos., Inc.	3.8
3.	J.M. Smucker Co.	4.0	8.	First American Financial Corp.	3.8
4.	Keysight Technologies, Inc.	3.9	9.	Omnicom Group, Inc.	3.2
5.	Aflac, Inc.	3.8	10.	Kennametal, Inc.	3.1

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 47.

8	ARIELINVESTMENTS.COM

TAKING STOCK

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 6/30/18

	2Q18		YTD		1-year		3-year		5-year		10-year		Since inception*
Ariel Focus Fund	+	2.80%	+	1.98%	+	10.16%	+	7.38%	+	8.97%	+	7.42%	+	6.07%
Russell 1000® Value Index	+	1.18		– 1.69	+	6.77	+	8.26	+	10.34	+	8.49	+	7.33
S&P 500® Index	+	3.43	+	2.65	+	14.37	+	11.93	+	13.42	+	10.17	+	8.81

* The inception date for Ariel Focus Fund is 06/30/05.

Ariel Focus Fund returned +2.80% in the second quarter and +1.98% for the year-to-date, outperforming its primary benchmark for both periods. The Russell 1000 Value Index gained +1.18% in the quarter but has declined -1.69% so far this year. Meanwhile, the S&P 500 returned +3.43% and +2.65% for the quarter and year-to-date respectively.

TAKING STOCK

Generally, this stock picker’s market is our kind of market. As such, performance has been mostly driven by company fundamentals rather than broad macro themes or general market sentiment. Our largest contributors during the quarter were KKR & Co. Inc. (KKR) and Team, Inc. (TISI), as well as two of our energy holdings; National Oilwell Varco Corporation (NOV) and Apache Corporation (APA). The one macro theme that provided a headwind in the quarter has been growing trade tensions.

KKR returned +23.36% in the second quarter after announcing it would convert from a partnership to a C Corporation. The investment business is notoriously unpredictable, particularly in the short-term. It is not often that a stock outperforms the way you expect, for the reason you expect. In 2018, KKR has been a pleasant, rare, predictable exception. Before this year, we (and the company’s management) believed its shares were trading for 20-30% less than they would as a traditional C Corporation.

800.292.7435 9

Because KKR investors received a K-1 partnership tax form, many avoided the company. As index funds have received inflows and active managers have suffered outflows, investment dollars moved from people who could own KKR to people who could not. This problematic structure masked a very attractive business model. Over recent years, KKR has grown and diversified its assets under management (“AUM”) with new funds. Less than half of today’s AUM is invested in KKR’s traditional private equity business. The remaining assets are allocated to alternative credit, real assets, hedge funds, leveraged credit and other private markets. These new funds earn fees well above those of traditional long-only equity managers. We also believe the largest alternative asset managers will continue to gain market share.

In estimating the discount afforded to KKR because of its exclusion from index funds, we looked back at the effect on Berkshire Hathaway Inc.’s (BRK-B) stock price when it finally joined the S&P 500 in 2010 after years of similar exclusion. As noted in Figure 1 below, Berkshire shares jumped over +20% almost immediately after becoming eligible for the S&P 500. As shareholders back then, we were pleased with the outcome.

Figure 1

Berkshire Hathaway Inc. Class B	Daily
198.81 1.35 0.69% 9:49:02 AM VWAP: 198.37	High: 120.76 Low: 96.99 Chg: 20.66%

Source: FactSet

KKR’s shares traded up similarly to Berkshire. Some investors purchased KKR in June, anticipating the July 1st conversion. Index fund investors appear to have waited for the actual event, causing an additional move up on July 1st through July 3rd, as shown in Figure 2 below.

Figure 2

KKR & Co. Inc. Class A	Daily
27.84 -0.01 -0.04% 9:51:23 AM VWAP:27.82	High: 121.99 Low: 98.83 Chg: 21.99%

Source: FactSet

KKR and Berkshire exemplify our investment process. We work to find companies who can earn excess return on capital because of an enduring competitive advantage. We then attempt to buy these companies when they are trading at a discount to our calculation of their intrinsic value. This discount can come from some short-term headwind or market anomaly. The short-term problem might be temporarily inflated investment spending for a new accounting system (e.g. Stericycle, Inc. (SRCL)) or excessive market focus on a near-term event like an expiring contract (e.g. Laboratory Corporation of America (LH)). The market anomaly might be excessive investor demand for bond substitute stocks (avoid REITs) or the inordinate impact of index fund investing (e.g. Berkshire and KKR). In a nutshell, the Ariel traditional value investment process seeks to invest in companies with good economic returns trading at a discount to their private market value because of short-term issues.

10	ARIELINVESTMENTS.COM

Team, Inc. was also a large contributor to second quarter performance as the stock surged +68%. Ariel Focus Fund initiated its position last August at a price of $12.55. The stock has since rallied to $23.10 as we go to press. Team provides repair and remediation services mostly to the refining industry. Its shares, which had traded above $40 in 2014, were pummeled last July when it issued a poorly structured convertible bond to repay bank debt. Convertible bonds can pressure an issuer’s underlying stock for three reasons. First, they demonstrate a company’s “need” to strengthen its balance sheet to satisfy lenders; second, they dilute existing shareholders with the prospect of millions of additional new shares; and third, they provide a wonderful arbitrage opportunity for hedge funds to short the company’s common stock while simultaneously buying the new convertible bond, pocketing the high coupon in the process. In Team’s case, the resulting short selling drove the stock from over $25 in June to $11 in August. This market anomaly is another example of the short-term dislocations we described earlier in this letter. In this case, we believe we found a leading services company trading at a price less than half of our estimate of its intrinsic value.

All three of Ariel Focus Fund’s energy holdings were solid contributors during the quarter. The West Texas Intermediate Crude Oil Index finished the quarter above $70. Meanwhile, our thesis on National Oilwell Varco, Apache Corporation and Exxon Mobil Corporation (XOM) focuses as much on natural gas as petroleum. All three could substantially benefit from increases in U.S. natural gas prices, which have hovered well below their oil equivalents. One thousand cubic feet of natural gas has about 18% of the energy content of a barrel of oil, yet commands a price of only 4% ($2.81 versus $70). Natural gas has a comparatively lower carbon footprint as well. And yet, natural gas prices have remained stubbornly low for longer than we thought possible.

Our two biggest performance detractors in the second quarter were our industrial companies subject to looming trade concerns. BorgWarner Inc. (BWA) and Lockheed Martin Corporation (LMT) declined -13.78% and -12.02% respectively. For both companies, international sales represent a large portion of future growth. BorgWarner already derives almost two thirds of revenue from its automotive powertrain system sales in Europe and the rest of the world. Lockheed Martin has set a goal of having 30% of sales come from foreign countries led by its signature F-35 fighter. We believe BorgWarner has done a good job distributing its manufacturing capabilities close to foreign automotive manufacturers and should be able to handle large increases in automotive tariffs. While trade tensions with Europe are real, they are modest compared to those with China. That said, China was never a realistic customer for Lockheed’s most advanced (and most profitable) defense systems. Somewhat perversely, growing tensions between the U.S. and China will probably increase future U.S. defense spending to the benefit of Lockheed. Even a real trade war with China, therefore, would not reduce our outlook for the company’s future earnings. The Trump Administration’s recent calls for greater European military spending through NATO could also be positive for Lockheed Martin.

We will close with a few comments on the valuation of our portfolio and that of the market. As we go to press, we calculate Ariel Focus Fund is trading at a forward Price/ Earnings (PE) multiple of 13.6 times, which we consider attractive, particularly in a low interest rate environment. Many of our favorite companies and largest positions are trading at PE multiples of 12 times or less. The overall PE multiple of the portfolio is uplifted by our energy companies, whose stocks have rallied on expectations of significant earnings’ growth from higher oil prices.

Meanwhile, the S&P 500 is trading at 17.2 times expected earnings. This ratio was 18.6 times in January. The S&P 500’s PE has dropped in an essentially flat market because earnings have exceeded expectations. We have written frequently of the market’s tendency to “anchor” in past estimates. Anchoring is the psychological habit of insufficiently adjusting one’s expectations when new information arrives. In this case, market participants underestimated the positive impacts of lower taxes, a strong global economy and a confident consumer. This economic strength is translating into better than expected earnings, and we believe it will continue to do so through the rest of this year.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy
Portfolio manager

Forward Price/Earnings multiple is a measure of price-to-earnings multiple (“P/E”) using forecasted earnings for the P/E calculation. The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period.

800.292.7435 11

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	24.42	28.82	19.63
Producer durables	17.14	7.44	10.03
Health care	16.32	13.34	13.66
Consumer discretionary	12.25	9.68	14.25
Energy	9.94	11.18	6.34
Materials & processing	7.84	4.42	2.77
Technology	4.31	8.99	22.24
Consumer staples	2.63	6.79	6.14
Utilities	0.00	9.34	4.94
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/18

	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Focus Fund–Investor Class	2.80	10.16	7.38	8.97	7.42	6.07
Ariel Focus Fund–Institutional Class+	2.88	10.45	7.65	9.24	7.60	6.20
Russell 1000® Value Index	1.18	6.77	8.26	10.34	8.49	7.33
S&P 500® Index	3.43	14.37	11.93	13.42	10.17	8.81

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17) [1]	Net	Gross
Investor Class	1.00%	1.19%
Institutional Class	0.75%	0.90%

Top ten equity holdings (% of net assets)
1.	KKR & Co. L.P.	5.4	6.	Barrick Gold Corp.	4.2
2.	Laboratory Corp. of America Holdings	5.3	7.	BorgWarner, Inc.	4.0
3.	Snap-on, Inc.	4.6	8.	Western Union Co.	3.9
4.	Oracle Corp.	4.3	9.	Lazard Ltd., Class A	3.9
5.	Hanger, Inc.	4.2	10.	Mosaic Co.	3.7

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]

Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2019.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 47.

12	ARIELINVESTMENTS.COM

REVERSAL OF FORTUNE?

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 6/30/18

	2Q18	YTD	1-year	3-year	5-year	Since inception*
Ariel Discovery Fund	+ 10.32%	+ 3.94%	+ 7.70%	+ 2.56%	+ 1.27%	+ 3.56%
Russell 2000® Value Index	+ 8.30	+ 5.44	+ 13.10	+ 11.22	+ 11.18	+ 11.00
Russell 2000® Index	+ 7.75	+ 7.66	+ 17.57	+ 10.96	+ 12.46	+ 12.09
S&P 500® Index	+ 3.43	+ 2.65	+ 14.37	+ 11.93	+ 13.42	+ 12.99

* The inception date for Ariel Discovery Fund is 01/31/11.

Ariel Discovery Fund enjoyed a strong second quarter, outperforming its value benchmark as well as the S&P 500. Year-to-date, the Fund beat the S&P and modestly trailed the Russell 2000 Value Index.

We are pleased with our recent performance and feel this may be the beginning of a stellar period for small-cap and micro-cap value stocks. Additionally, we believe Ariel Discovery Fund is particularly attractive within the realm of small and micro. More specifically, the holdings in our portfolio remain well below estimated fair value due to a combination of intrinsic value growth and profit taking as we continue to make new bargain acquisitions.

	Discount to PMV[1] 3/31/18	Q2 return	Discount to PMV 6/30/18
Ariel Discovery Fund	– 37.6%	+ 10.32%	– 36.3%

REVERSAL OF FORTUNE?

The most dangerous words in investing are “this time is different”. Yet, once again, markets have discarded decades of past evidence that value investing produces superior

800.292.7435 13

long-term returns; that small stocks tend to outperform larger ones over the long term; and that the most powerful place to put one’s capital is in very small value stocks. We expect the second quarter of 2018 is the start of a reversal favoring low price-to-book micro-cap and small-cap stocks. As noted below, the ten years ending in 2017 were a brutal period for deep value investing—i.e. low price-to-book—relative to growth, and micro-cap and small stocks suffered as well.

That said, the Schroders2 chart below effectively demonstrates the long-term advantage to investing in low price-to-book securities. Using rolling 10-year annualized returns, value has outperformed growth in all but three extended periods—with the latest being the deepest and longest in history. Without question, this has been a true bear market for our style of deep value investing.

Figure 1: Value has nearly always outperformed growth—until recently

Rolling 10-year annualized return of Fama-French Value Factor, %

Past performance is not a guide to future performance and may not be repeated.

Based on monthly returns of the US Fama/French HML (High Minus Low) Factor, HML is the return on the “high” portfolio minus the return on the “low” portfolio, where book to market is used as the value metric. Source: Kenneth French’s Data Library and Schroders. Data from 31 July 1926 to 29 December 2017.

Also over that same decade, large-cap outperformed very small stocks:

12/31/07-12/29/17
Russell 1000® Index	+ 8.53%
Russell Microcap® Index	+ 7.65

We believe the small value effect, first documented by Fama and French3, works because of a behavioral issue. Investors tend to focus on earnings growth and extrapolate current conditions into the future. Thus, they pay a short-term premium for shares of companies with good fundamentals that drive optimism. However, earnings—and particularly earnings growth—are very difficult to predict in small companies. Asset value is a much more stable metric, and when overlooked by investors, it presents the opportunity to buy ignored, downtrodden companies with true intrinsic value.

This analysis begs the question: Where is the expected mean reversion? Those who have read my letters over the years know I spend virtually all of my time on company-specific issues and very little on macroeconomic factors. However, I believe a unique combination of macro and market forces are responsible for this unusual period. I also believe they are now moving in a direction that should provide tailwinds rather than headwinds. Combined with very low relative valuations, this environment should make micro-cap and small-cap value investing a good place to be.

The financial crisis and its recovery have created an extended period of extraordinarily low interest rates and persistent but sub-par economic growth. Growth stocks have surged as investors are psychologically more attracted to companies that show dependable earnings. At the same time, passive investing has exploded, causing increasingly expensive growth stocks to become larger parts of

14	ARIELINVESTMENTS.COM

capitalization-weighted indexes, spurring even more buying.

Facebook (FB), Amazon (AMZN), Apple (AAPL), Netflix (NFLX), and Alphabet (GOOGL) stocks (known as FAANG) and similar companies have “melted up”, rising ever-higher on the economic upswing, while stocks with low values based on assets have languished.

“The most dangerous words in investing are ‘this time is different’.”

Four factors lead me to believe this quarter marks the beginning of a sustained improvement for small-cap deep value investing and for Ariel Discovery Fund’s portfolio in particular:

1.	Value stocks are inexpensive by definition, particularly on a price-to-book value basis. Ariel Discovery Fund trades at roughly 58% of its core benchmark. Mean reversion alone should fuel gains.

2.	Interest rates have risen and are unlikely to revisit their lows. Cash and other assets on hand become more valuable compared to uncertain future cash flows.

3.	Company earnings for the Fund’s portfolio holdings have been generally improving and showing signs of durability.

4.

We expect the passive craze will end—potentially badly for those who think the comfort of matching an index equates to mitigating risk. As a result, stocks which have generally trailed could finally get their due recognition.

As Warren Buffett quoted his mentor Benjamin Graham, “In the short run, the market is a voting machine, but in the long run, it is a weighing machine.” The voters have called the shots for an unusually long period, but the scales tell the true story, and we think they are weighted in our favor.

PORTFOLIO COMINGS AND GOINGS

We added Lakeland Industries Inc. (LAKE), which is a maker of protective clothing. We sold out of long time holdings XO Group Inc. (XOXO) and Spartan Motors, Inc. (SPAR) based on valuation. CRA International, Inc. (CRAI), a more recent purchase, was sold for the same reason. We also eliminated Contango Oil & Gas Company (MCF).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
David M. Maley
Lead portfolio manager

[1]	PMV, or Private Market Value, is Ariel’s internal estimate of fair value for each company. The quarter-end PMV is a weighted average calculation of the PMV of the quarter-end holdings of the Fund.
[2]

Johnny Hopkins, “Schroders: Why Value Investing May Be Primed to Bounce Back,” The Acquirer’s Multiple, July 27, 2018, https://acquirersmultiple. com/2018/06/schroders-why-value-investing-may-be-primed-to-bounce-back/.

[3]	Eugene Fama and Kenneth French, “The Anatomy of Value and Growth Stock Returns,” Financial Analysts Journal, vol. 63, no. 6 (2007) 44-54.

800.292.7435 15

Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio
manager	manager

Composition of equity holdings (%)

		Russell
	Ariel	2000	Russell	S&P
	Discovery	Value	2000	500
	Fund†	Index	Index	Index

Technology	29.72	9.63	12.47	22.24

Financial services	22.36	40.43	25.41	19.63

Consumer discretionary	16.64	11.91	14.90	14.25

Producer durables	10.55	11.22	13.34	10.03

Materials & processing	7.05	5.78	7.00	2.77

Health care	5.44	4.52	15.32	13.66

Utilities	4.63	6.67	4.18	4.94

Energy	3.04	7.38	4.87	6.34

Consumer staples	0.00	2.45	2.49	6.14
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/18

					Since
	Quarter	1-year	3-year	5-year	inception

Ariel Discovery Fund–Investor Class	10.32	7.70	2.56	1.27	3.56

Ariel Discovery Fund–Institutional Class+	10.32	7.95	2.80	1.51	3.80

Russell 2000® Value Index	8.30	13.10	11.22	11.18	11.00

Russell 2000® Index	7.75	17.57	10.96	12.46	12.09

S&P 500® Index	3.43	14.37	11.93	13.42	12.99

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17) [1]	Net	Gross

Investor Class	1.25%	1.48%

Institutional Class	1.00%	1.15%

Top ten equity holdings (% of net assets)

1.	Century Casinos, Inc.	5.7	6.	Telenav, Inc.	3.9
2.	RealNetworks, Inc.	5.3	7.	Safeguard Scientifics, Inc.	3.9
3.	Cowen Group, Inc., Class A	5.1	8.	U.S. Silica Holdings, Inc.	3.9
4.	ORBCOMM, Inc.	4.6	9.	Green Brick Partners, Inc.	3.6
5.	Kindred Biosciences, Inc.	4.2	10.	Capital Southwest Corp.	3.5

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]

Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2019.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 47.

16	ARIELINVESTMENTS.COM

INVESTING IN BANKS: BUYER BEWARE

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 6/30/18

	2Q18	YTD	1-year	3-year	5-year	Since inception*

Ariel International Fund	– 3.38%	– 2.07%	+ 0.55%	+ 3.15%	+ 6.04%	+ 6.56%

MSCI EAFE Net Index	– 1.24	– 2.75	+ 6.84	+ 4.90	+ 6.44	+ 8.19

MSCI ACWI ex-US Net Index	– 2.61	– 3.77	+ 7.28	+ 5.07	+ 5.99	+ 7.10
* The inception date for Ariel International Fund is 12/30/11. Average annual total returns as of 6/30/18
	2Q18	YTD	1-year	3-year	5-year	Since inception*

Ariel Global Fund	+ 0.71%	+ 0.97%	+ 6.62%	+ 6.17%	+ 8.03%	+ 9.00%

MSCI ACWI Net Index	+ 0.53	– 0.43	+ 10.73	+ 8.19	+ 9.41	+ 10.65

* The inception date for the Ariel Global Fund is 12/31/11.

As clients expect, our performance continues to be driven by bottom-up stock selection. The most recent quarter marks a divergence in our results as Global outperformed in an up market, while International underperformed in a down market. While many of the contributors and detractors are similar, the strong U.S. market accounts for the difference.

This reinforces the importance of taking a long-term view, since short-term outcomes are nearly impossible to predict. With this focus, we build our portfolios on a stock-by-stock basis that reflects the power of non-consensus investing. That said, we are pleased both of our Funds are outperforming their benchmarks year-to-date.

800.292.7435 17

BUYER BEWARE

Our past few letters have explored key sectors where we find ample investment opportunities with attractive risk/ return profiles, including telecom and healthcare. We strongly believe what you do not own is as important as what you do, and in fact, our contrarian approach to investing begins by eliminating risky companies. Therefore, we thought it would be intriguing to explore a sector we have shied away from in recent years—more specifically, financials.

“We strongly believe what you do not own is as important as what you do.”

Although we do not attempt to forecast macroeconomic policies or trends, we recognize that periodically such factors can influence the price investors are willing to pay for a stock. Of late, the impact of rising interest rates can be felt on two fronts. The first is in what we own, telecoms. Part of the downward pressure on telecom stocks is a function of rising rates, not company fundamentals. However, we disagree that telecoms are an interest rate proxy. We view our telecom holdings as consumer staples, not regulated utilities with a capped rate of return.

On the flip side, because the margins of banks and insurance companies tend to expand when interest rates rise, financials—banks, in particular—have performed well. However, we think investors misunderstand the risk embedded in these companies today. First, as interest rates came down dramatically from mid-single digits to near or below zero, they compressed the net interest margin and constrained many banks’ revenue generating ability. Although interest rates have begun to rise in the U.S., we do not see overwhelming evidence that rates in Europe will turn up anytime soon. In general, we think the enthusiasm about a European recovery is overdone. Likewise, Japan continues to maintain 10-year yields close to zero. Nevertheless, investors have been extrapolating the benefits of an interest rate rise into expectations for banks globally while failing to recognize the upward trajectory is limited to the U.S.

Second, the regulatory environment has changed quite dramatically following the financial crisis—raising capital requirements which govern the ratio of debt-to-equity on a bank’s balance sheet. These regulatory requirements force banks to hold twice as much equity capital, which effectively halves their return on equity (“ROE”) roughly from 20% to 10% on average through the cycle. While most U.S. banks are well capitalized, many European banks remain undercapitalized and continue to penalize shareholders via reduced dividends or equity raisings. In Europe, net interest margins are shrinking, but as discussed, the capital requirements are not. Loan growth is hard to come by and even when it does pick up, banks will be less able to lend as capital requirements prove onerous. Relaxation of the Volcker rule—a regulation mandated by the Dodd-Frank Act around proprietary trading and issuance of leveraged loans—will provide some growth potential but comes with high risk. As such, we do not see the banking sector generating returns that exceed cost of capital on a normalized basis.

“Our bottom-up research process has steered us toward diversified financial services companies whose revenues are driven by fee income as opposed to (interest rate) spread income.”

Post quantitative easing, many U.S. banks chased loan growth to deploy the burgeoning deposits held in the banking system. This resulted in loans to riskier segments—including autos, credit cards and commercial real estate—as demand for safer loans such as home mortgages remained depressed. Digging deeper, the general degradation of covenants, especially in autos and high yield, gives us further cause for concern. For example, maturities on auto loans have extended from the typical 59 months to as high as 82 months. With such a long loan, buyers build little to no equity in the vehicle, often creating an incentive to default as the value of the car falls below that of the loan balance. This situation is eerily akin to 2008 when home mortgages went underwater, causing homeowners to simply turn in their

18	ARIELINVESTMENTS.COM

house keys and leaving banks exposed to the ensuing credit losses. Furthermore, not only have covenant lite loans surpassed their peak in 2007, the issuance of lowest rated CCC issuers has risen versus the highest rated BB rated issuers, implying riskier credits are in vogue. In Europe, negative yields on the short end of the curve forced banks to take on greater asset liability management risk to generate a spread. Undoubtedly, higher returns stem from taking on higher risk and the piper will have to be paid when the non-performing loan cycle turns south. In fact, provision rates at decade lows are flattering earnings and valuations. When they normalize, the earnings hit could be significant and hurt dividends.

“In our view, the markets are confusing a cyclical recovery for a secular one and are not paying sufficient attention to risk.”

Lastly, security threats are causing increased focus and cost for functions such as compliance, operations and cybersecurity. In addition, emerging competition from new payment forms necessitates additional spending on digitization and technology. These increased expenses further reduced profits and cash flows. In aggregate, all of these factors dampen the attractiveness of the banking sector as an investment opportunity.

That said, we have not simply shunned financials in their entirety. Instead, our bottom-up research process has steered us toward diversified financial services companies whose revenues are driven by fee income as opposed to (interest rate) spread income. We own exchanges which benefit from rising transaction activity in their interest rate derivatives and clearing house business units. To that point, our position in Deutsche Boerse AG has been a key contributor to performance in both Funds over the past year.

In our view, the markets are confusing a cyclical recovery for a secular one and are not paying sufficient attention to risk. While we acknowledge that margins do benefit from a rising and steepening yield curve, any benefit is offset by the increased cost, capital and loan loss provision requirements. In summary, we think the inherent risk is underestimated and the potential for profit is overestimated, therefore leaving banks without an adequate risk/reward or margin of safety. As risk aware investors, we prefer to be prudent in our portfolio exposures and assume risks when we are “paid” to take them.

“As risk aware investors, we prefer to be prudent in our portfolio exposures and assume risks when we are ‘paid’ to take them.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali
Portfolio manager

800.292.7435 19

Ariel International Fund performance summary INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index

Telecommunication services	16.07	3.64	3.71
Information technology	13.62	6.83	11.81
Consumer staples	11.92	11.32	9.67
Health care	11.79	10.65	8.13
Financials	9.77	19.80	21.92
Energy	9.19	6.07	7.43
Consumer discretionary	7.98	12.36	11.24
Industrials	4.69	14.32	11.67
Utilities	3.15	3.32	3.01
Real estate	0.29	3.53	3.21
Materials	0.00	8.16	8.20
*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof ), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 06/30/18

	Quarter	1-year	3-year	5-year	Since inception

Ariel International Fund–Investor Class	-3.38	0.55	3.15	6.04	6.56

Ariel International Fund–Institutional Class	-3.30	0.75	3.39	6.30	6.82

MSCI EAFE Index (net)	-1.24	6.84	4.90	6.44	8.19

MSCI ACWI ex-US Index (net)	-2.61	7.28	5.07	5.99	7.10

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)[1]	Net	Gross
Investor Class	1.15%	1.32%
Institutional Class	0.89%	0.95%

Top ten companies^ (% of net assets)

1.	Deutsche Boerse AG	7.4	6.	Michelin (CGDE)	3.5
2.	GlaxoSmithKline plc	5.9	7.	NTT DOCOMO, Inc.	3.4
3.	Roche Holding AG	5.3	8.	Nokia Corp.	3.3
4.	Koninklijke Ahold Delhaize N.V.	5.0	9.	Nintendo Co., Ltd.	3.2
5.	China Mobile Ltd.	5.0	10.	Baidu, Inc.	3.1

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)
Japan	16.48	China	8.14
Germany	10.81	United States	6.63
United Kingdom	9.30	France	5.73
Switzerland	8.86	Spain	3.76
Netherlands	8.15	Finland	3.31

[1]

Effective November 29, 2016 Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2019. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 47.

20	ARIELINVESTMENTS.COM

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index

Health care	21.52	11.13

Information technology	20.14	19.57

Telecommunication services	13.07	2.80

Financials	12.58	17.46

Consumer staples	8.72	8.11

Energy	7.56	6.82

Consumer discretionary	4.35	12.38

Industrials	3.91	10.51

Utilities	3.70	2.94

Materials	0.00	5.24

Real estate	0.00	3.03
*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 06/30/18

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	0.71	6.62	6.17	8.03	9.00

Ariel Global Fund–Institutional Class	0.80	6.91	6.45	8.30	9.28

MSCI ACWI Index (net)	0.53	10.73	8.19	9.41	10.65

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)[1]	Net	Gross
Investor Class	1.15%	1.42%
Institutional Class	0.90%	1.01%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	9.3	6.	China Mobile Ltd.	5.0
2.	GlaxoSmithKline plc	6.0	7.	Johnson & Johnson	3.8
3.	Gilead Sciences, Inc.	5.6	8.	Deutsche Boerse AG	3.6
4.	Roche Holding AG	5.3	9.	Philip Morris Intl, Inc.	3.5
5.	Baidu, Inc.	5.1	10.	Berkshire Hathaway Inc., Class B	3.2

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)
United States	45.61	Germany	4.52
China	10.10	France	4.10
Japan	8.33	Netherlands	2.91
United Kingdom	7.13	Finland	2.69
Switzerland	5.92	Spain	0.94

[1]

Effective November 29, 2016 Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2019. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 47.

800.292.7435 21

Lakeland Industries, Inc. (NASDAQ: LAKE)
3555 Veterans Memorial Highway, Suite C
Ronkonkoma, NY 11779
631.981.9700 | Lakeland.com

Founded in 1982, Lakeland Industries is an international protective clothing provider. Its products include disposable and reusable protective suits for chemical work, firefighting and heat. They also produce reflective safety gear, clothing and gloves. Sold in over 40 countries, Lakeland’s customers include oil exploration plants, car manufacturers, chemical plants and medical labs.

FREE FROM DUPONT

Historically, the majority of Lakeland’s revenues were tied to a licensing deal with DuPont. Investors grew wary when that agreement was terminated in 2011, overlooking Lakeland’s growing international presence. Over the past 10 years, the company has worked to expand its product base considerably, producing a greater number of higher margin, branded materials that differentiate it from its competitors. Lakeland now offers over 800 products, versus just 100 before. Its geographic and manufacturing presence is now global. Its customer breadth is more diversified, and its raw material sourcing is more efficient. While DuPont-related business has fallen from nearly 80% of sales to 0%, Lakeland’s other sales have grown over 13% annually and gross margins have expanded from 24% to 38%.

CRISIS PROFITS

Lakeland’s products are always crucial, but never more so than in times of crisis. In the course of a normal year, the company’s products are important for many occasions in numerous industries, including waste clean-up in the oil industry and fire protection in public safety. But from time to time, a global health crisis will occur, driving a one-time spike in both demand and the stock price. For example, during recent Ebola and bird flu outbreaks, Lakeland’s specialized protection suits were in particularly high demand. Revenues grew nearly $9 million from those events alone. Even more importantly, the stock price temporarily appreciated, providing some long-term investors an opportunity to harvest gains during a time of market uncertainty.

ALIGNED INTERESTS

CEO Chris Ryan’s extensive experience and significant stock ownership align his interests with those of long-term investors. He has been with the company for over 32 years, successfully navigating through several challenging economic environments and strategically rebuilding the company for a future without DuPont. Today, he collects a relatively modest salary but owns over 5% of the company. As a result, his decision-making is focused on increasing shareholder value. Rather than making expensive acquisitions, the company’s excess cash is invested internally, allowing Lakeland to invest in competitive innovation, operational efficiencies and global expansion.

A LONG-TERM PERSPECTIVE

Lakeland’s stock price reflects a quintessential example of investors missing the forest for the trees. Taking a superficial glance at the last decade, Lakeland’s growth has been weakened by its transition away from DuPont. However, a more encompassing perspective reveals a rare example of an under-appreciated niche leader that should continue to take market share and expand margins even absent another global health crisis. As of June 30, 2018, shares traded at $14.15, a significant discount to our estimate of intrinsic value.

22	ARIELINVESTMENTS.COM

Team, Inc. (NYSE: TISI)
13131 Dairy Ashford, Suite 600
Sugarland, TX 77478
800.662.8326 | Teaminc.com

Based in Houston, Team is the leading provider of construction, maintenance and repair services for high-temperature and high-pressure piping systems. Team was founded in 1973 as an on-stream leak repairs and hot tapping company. Hot tapping allows the installation of new branch pipe onto the existing pipeline without interrupting operations. Rather than large, one-time construction projects, the company relies on numerous small, mainly recurring task orders that relate to process piping construction, maintenance and repair. Team management estimates that two-thirds of its revenue is maintenance-related and the remainder is tied to construction and expansion work. Team has a global footprint with more than 7,000 employees in over 220 locations across 20 countries.

MANY BUSINESSES, ONE TEAM

Over the past decade, under the previous management team, Team acquired multiple competitors to broaden its service offering. Although the acquisitions were sound strategic moves, the businesses were not integrated into one coordinated product offering. As a result, the combined businesses had duplicate costs and locations. The current management team has initiated a transformation project titled OneTEAM which aims to better integrate these businesses, improving cross selling opportunities and eliminating unnecessary costs. Once the upfront costs are in the rearview mirror, longer term benefits should be significant.

BOOMING BUSINESS

North America’s growing oil and gas business is creating exciting opportunities for Team. Some industry players continue to defer maintenance to meet the short-term needs of their businesses, a strategy which traditionally leads to more expensive and complex fixes down the road, meaning more business for TEAM. Additionally, growing infrastructure needs for North American onshore drilling could lead to new project business the company has not experienced in years. Overall, Team’s robust customer base is keeping its services in strong demand now and likely for years to come.

TEAM PLAYERS

In January 2018, Team announced the appointment of Amerino Gatti as Chief Executive Officer, replacing interim CEO Gary Yesavage. Amerino brings a wealth of industry knowledge to the company after working for more than 25 years at Schlumberger, where he oversaw 20,000 employees across 85 countries. We believe his industry experience coupled with the OneTEAM transformation project will put the company on the path to success.

BARGAIN PRICE

Team stock was under pressure throughout 2017 as the company issued convertible debt securities and struggled to meet market expectations. Throughout the first half of 2018, the stock has rallied as investors gain more comfort with management’s business plan to improve growth in the company’s end markets. We believe Team’s management has put the business on the right track for longer term success.

As of June 30, 2018, shares traded at $23.10 a 16% discount to our steadily growing private market value of $27.64

800.292.7435 23

TEGNA, Inc. (NYSE: TGNA) 7950 Jones Branch Drive
McLean, VA 22107-0150
703.873.6600 | Tegna.com

TEGNA is one of the most geographically diverse television broadcasters in the United States. TEGNA’s portfolio includes 47 television stations in 39 markets. The company is the largest owner of “top four” affiliates in the top 25 markets, including the largest NBC affiliate group, reaching nearly one-third of all television households.

TOTALLY TV

Warren Buffett attributes his success to staying within his circle of competence—doing one thing (investing) and doing it well. Tegna is a pure-play first-rate broadcast television provider, having spun off its newspaper business— Gannett Co., and its digital automotive marketplace business—Cars.com. It also sold the majority of its controlling stake in its job search website—CareerBuilder. We value TEGNA’s culture, brand awareness and the important role local television plays within its communities. Although broadcast television faces long-term issues, when it comes to reaching the largest audiences, network television remains the most effective medium with mass reach and the ability to build a brand campaign for advertisers.

GROWING SUBSCRIPTION FEES

Audience fragmentation and evolving technology continue to disrupt the traditional media business model as an increasing amount of video is now offered through subscription video-on-demand services including Netflix, Amazon Channels and Hulu, virtual multichannel video programming distributors (vMVPDs) including Dish’s Sling TV, AT&T’s DirecTV Now, Google’s YouTube TV, and media networks’ own direct to consumer services. Subscription cancellations and cable TV holdouts continue to negatively impact the nation’s largest pay-TV subscribers. However, the increasing popularity of vMVPD platforms (Internet-

delivered devices) has offset the loss of pay-TV subscribers. Importantly, local TV stations are found on many skinny bundles and online subscriptions with per subscriber economics that rival traditional MVPDs. Subscriptions represented 41% of TEGNA’s revenues in the first quarter of 2018, compared to just 15% three years ago. They may approach 50% of TEGNA’s revenues in five years.

BENEFITTING FROM POLITICS

With the primaries this summer and the midterm elections in November, we expect TEGNA to have a strong year as its stations serve voters in nearly 50% of the gubernatorial elections and approximately 40% of the senate races. In addition, we expect TEGNA to benefit from industry consolidation—whether through acquisitions, mergers or TV station swaps, as the FCC seeks to eliminate several outdated media rules.

QUALIFIED LEADERSHIP

In 2017, CEO Gracia Martore retired after 32 years. Martore was one of the most disciplined and independent thinkers we have ever worked with at Ariel. Although we were sorry to see her retire, the board elected a knowledgeable and respected leader in David Lougee, president of TEGNA Media for the past 10 years.

SIGNIFICANTLY UNDERVALUED FRANCHISE

Evidenced by the Company’s $300 million three-year share repurchase program, management is confident in the long-term outlook. We believe that TEGNA is a bargain on nearly all valuation measures. Currently at $10.85, the stock is trading at a 51% discount to our estimate of its private market value and has a forward twelve month cash earnings per share multiple of 5.8x.

24	ARIELINVESTMENTS.COM

Ariel Fund statistical summary	06/30/18 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 6/30/18	Low	High	2016 actual calendar	2017 actual calendar	Forward 12 months estimate	2016 actual P/E	2017 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group, Inc.	BRS	14.11	6.36	18.91	(0.44)	(4.90)	(1.61)	NM	NM	NM	501
MTS Systems Corp.	MTSC	52.65	42.00	57.50	3.02	3.07	3.51	17.4	17.1	15.0	937
MSG Networks, Inc.	MSGN	23.95	16.15	26.30	2.19	2.35	2.70	10.9	10.2	8.9	1,803
International Speedway Corp.	ISCA	44.70	32.25	47.45	1.68	3.61	2.16	26.6	12.4	20.7	1,955
Brady Corp.	BRC	38.55	31.70	40.90	1.81	2.01	2.27	21.3	19.2	17.0	1,995
U.S. Silica Holdings, Inc.	SLCA	25.69	23.75	38.70	0.68	1.77	2.99	37.8	14.5	8.6	2,000
Anixter Intl, Inc.	AXE	63.30	56.25	88.85	4.93	3.21	6.31	12.8	19.7	10.0	2,140
Meredith Corp.	MDP	51.00	47.30	72.25	3.91	4.23	5.51	13.0	12.1	9.3	2,288
TEGNA, Inc.	TGNA	10.85	10.00	15.60	2.67	1.15	1.87	4.1	9.4	5.8	2,340
Sotheby’s	BID	54.34	42.78	60.16	1.73	2.20	2.70	31.4	24.7	20.1	2,842
Simpson Manufacturing Co., Inc.	SSD	62.19	41.79	67.32	1.93	1.97	3.00	32.2	31.6	20.7	2,881
Oaktree Capital Group LLC	OAK	40.65	38.80	48.50	3.05	3.46	3.40	13.3	11.7	12.0	2,893
Adtalem Global Education, Inc.	ATGE	48.10	30.15	50.15	2.70	2.93	3.34	17.8	16.4	14.4	2,904
Kennametal, Inc.	KMT	35.90	32.23	52.52	1.48	1.76	3.15	24.3	20.4	11.4	2,930
Dun & Bradstreet Corp.	DNB	122.65	105.05	134.25	7.46	7.40	8.76	16.4	16.6	14.0	4,538
Charles River Laboratories Intl, Inc.	CRL	112.26	94.15	119.05	4.56	5.27	5.93	24.6	21.3	18.9	5,378
Littelfuse, Inc.	LFUS	228.18	161.65	238.11	6.99	8.37	10.86	32.6	27.3	21.0	5,587
Mattel, Inc.	MAT	16.42	12.21	21.67	1.78	(3.07)	0.07	9.2	NM	234.6	5,648
Fair Isaac Corp.	FICO	193.32	131.52	203.12	3.59	3.88	5.30	53.8	49.8	36.5	5,768
First American Financial Corp.	FAF	51.72	43.92	62.71	3.04	3.78	4.66	17.0	13.7	11.1	5,769
Lazard Ltd.	LAZ	48.91	40.50	60.00	3.09	3.55	4.55	15.8	13.8	10.7	5,889
Janus Henderson Group plc	JHG	30.73	30.28	41.64	1.94	2.48	3.18	15.8	12.4	9.7	5,996
The Madison Square Garden Co.	MSG	310.19	189.96	321.92	(0.59)	0.08	2.01	NM	NM	154.3	7,339
JLL	JLL	165.99	115.71	178.75	8.51	9.65	10.44	19.5	17.2	15.9	7,551
Zebra Technologies Corp.	ZBRA	143.25	94.78	161.72	5.04	6.92	9.20	28.4	20.7	15.6	7,649
Bio-Rad Laboratories, Inc.	BIO	288.54	208.95	304.36	4.18	4.56	6.56	69.0	63.3	44.0	8,600
Interpublic Group of Cos., Inc.	IPG	23.44	18.30	26.01	1.51	1.46	1.84	15.5	16.1	12.7	9,078
Snap-on, Inc.	SNA	160.72	140.83	185.47	10.07	9.52	11.86	16.0	16.9	13.6	9,096
Western Union Co.	WU	20.33	18.38	22.21	1.81	1.89	1.99	11.2	10.8	10.2	9,364
Nielsen Holdings plc	NLSN	30.93	29.51	43.61	2.81	2.89	2.80	11.0	10.7	11.0	11,018
Keysight Technologies, Inc.	KEYS	59.03	38.49	62.41	2.22	2.36	3.20	26.6	25.0	18.4	11,033
Viacom, Inc.	VIAB	30.16	22.13	36.77	3.77	3.91	4.38	8.0	7.7	6.9	12,142
KKR & Co. L.P.	KKR	24.85	17.96	25.10	0.68	2.38	2.11	36.5	10.4	11.8	12,158
J.M. Smucker Co.	SJM	107.48	96.13	133.38	8.17	9.06	8.41	13.2	11.9	12.8	12,207
Mohawk Industries, Inc.	MHK	214.27	202.75	286.85	13.01	14.01	16.18	16.5	15.3	13.2	15,970
CBRE Group, Inc.	CBRE	47.74	34.38	49.19	2.30	2.71	3.11	20.8	17.6	15.4	16,219
Laboratory Corp. of America Holdings	LH	179.53	146.68	190.36	8.83	9.60	11.70	20.3	18.7	15.3	18,330
Royal Caribbean Cruises Ltd.	RCL	103.60	101.20	135.65	7.12	7.53	9.19	14.6	13.8	11.3	21,935
Northern Trust Corp.	NTRS	102.89	85.69	110.81	4.32	4.74	6.50	23.8	21.7	15.8	23,149

Note: Holdings are as of June 30, 2018. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2018 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2018 stock price. NM=Not Meaningful.

800.292.7435	25

Ariel Appreciation Fund statistical summary	06/30/18 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 6/30/18	Low	High	2016 actual calendar	2017 actual calendar	Forward 12 months estimate	2016 actual P/E	2017 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group, Inc.	BRS	14.11	6.36	18.91	(0.44)	(4.90)	(1.61)	NM	NM	NM	501
MSG Networks, Inc.	MSGN	23.95	16.15	26.30	2.19	2.35	2.70	10.9	10.2	8.9	1,803
International Speedway Corp.	ISCA	44.70	32.25	47.45	1.68	3.61	2.16	26.6	12.4	20.7	1,955
U.S. Silica Holdings, Inc.	SLCA	25.69	23.75	38.70	0.68	1.77	2.99	37.8	14.5	8.6	2,000
Anixter Intl, Inc.	AXE	63.30	56.25	88.85	4.93	3.21	6.31	12.8	19.7	10.0	2,140
TEGNA, Inc.	TGNA	10.85	10.00	15.60	2.67	1.15	1.87	4.1	9.4	5.8	2,340
Oaktree Capital Group LLC	OAK	40.65	38.80	48.50	3.05	3.46	3.40	13.3	11.7	12.0	2,893
Kennametal, Inc.	KMT	35.90	32.23	52.52	1.48	1.76	3.15	24.3	20.4	11.4	2,930
Houlihan Lokey, Inc.	HLI	51.22	34.41	52.86	1.46	1.89	2.95	35.1	27.1	17.4	3,472
Charles River Laboratories Intl, Inc.	CRL	112.26	94.15	119.05	4.56	5.27	5.93	24.6	21.3	18.9	5,378
Stericycle, Inc.	SRCL	65.29	56.64	83.25	4.52	4.34	4.65	14.4	15.0	14.0	5,589
Mattel, Inc.	MAT	16.42	12.21	21.67	1.78	(3.07)	0.07	9.2	NM	234.6	5,648
First American Financial Corp.	FAF	51.72	43.92	62.71	3.04	3.78	4.66	17.0	13.7	11.1	5,769
Lazard Ltd.	LAZ	48.91	40.50	60.00	3.09	3.55	4.55	15.8	13.8	10.7	5,889
BOK Financial Corp.	BOKF	94.01	77.10	107.00	3.53	5.29	6.95	26.6	17.8	13.5	6,154
The Madison Square Garden Co.	MSG	310.19	189.96	321.92	(0.59)	0.08	2.01	NM	NM	154.3	7,339
JLL	JLL	165.99	115.71	178.75	8.51	9.65	10.44	19.5	17.2	15.9	7,551
Nordstrom, Inc.	JWN	51.78	37.79	54.00	3.25	2.67	3.64	15.9	19.4	14.2	8,689
BorgWarner, Inc.	BWA	43.16	41.33	58.22	3.45	2.08	4.63	12.5	20.8	9.3	9,068
Interpublic Group of Cos., Inc.	IPG	23.44	18.30	26.01	1.51	1.46	1.84	15.5	16.1	12.7	9,078
Snap-on, Inc.	SNA	160.72	140.83	185.47	10.07	9.52	11.86	16.0	16.9	13.6	9,096
Western Union Co.	WU	20.33	18.38	22.21	1.81	1.89	1.99	11.2	10.8	10.2	9,364
Nielsen Holdings plc	NLSN	30.93	29.51	43.61	2.81	2.89	2.80	11.0	10.7	11.0	11,018
Keysight Technologies, Inc.	KEYS	59.03	38.49	62.41	2.22	2.36	3.20	26.6	25.0	18.4	11,033
Viacom, Inc.	VIAB	30.16	22.13	36.77	3.77	3.91	4.38	8.0	7.7	6.9	12,142
KKR & Co. L.P.	KKR	24.85	17.96	25.10	0.68	2.38	2.11	36.5	10.4	11.8	12,158
J.M. Smucker Co.	SJM	107.48	96.13	133.38	8.17	9.06	8.41	13.2	11.9	12.8	12,207
Cardinal Health, Inc.	CAH	48.83	48.28	78.89	5.14	5.24	5.17	9.5	9.3	9.4	15,430
CBRE Group, Inc.	CBRE	47.74	34.38	49.19	2.30	2.71	3.11	20.8	17.6	15.4	16,219
National Oilwell Varco	NOV	43.40	29.90	45.08	(0.22)	(0.63)	1.16	NM	NM	37.4	16,574
Omnicom Group, Inc.	OMC	76.27	65.32	83.69	5.41	4.65	6.12	14.1	16.4	12.5	17,335
Laboratory Corp. of America Holdings	LH	179.53	146.68	190.36	8.83	9.60	11.70	20.3	18.7	15.3	18,330
Willis Towers Watson plc	WLTW	151.60	142.67	165.00	7.96	8.51	10.07	19.0	17.8	15.1	20,074
Stanley Black & Decker, Inc.	SWK	132.81	132.44	176.62	7.28	8.04	9.76	18.2	16.5	13.6	20,458
CBS Corp.	CBS	56.22	47.54	68.75	3.74	4.22	5.45	15.0	13.3	10.3	21,420
Blackstone Group L.P.	BX	32.17	29.57	37.52	2.00	2.81	2.96	16.1	11.4	10.9	21,451
Zimmer Biomet Holdings, Inc.	ZBH	111.44	104.28	133.49	7.96	8.03	8.05	14.0	13.9	13.8	22,656
Northern Trust Corp.	NTRS	102.89	85.69	110.81	4.32	4.74	6.50	23.8	21.7	15.8	23,149
Aflac, Inc.	AFL	43.02	38.31	46.19	3.31	3.66	4.01	13.0	11.8	10.7	33,373
Progressive Corp.	PGR	59.15	43.59	64.77	1.70	2.68	4.21	34.8	22.1	14.0	34,448
Illinois Tool Works, Inc.	ITW	138.54	135.07	179.07	6.14	4.86	8.46	22.6	28.5	16.4	46,937
Thermo Fisher Scientific, Inc.	TMO	207.14	170.07	226.44	8.28	9.49	11.33	25.0	21.8	18.3	83,337

Note: Holdings are as of June 30, 2018. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2018 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2018 stock price. NM=Not Meaningful.

26	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Common stocks—99.19%	Value

	Consumer discretionary & services—33.23%
4,300,884	MSG Networks, Inc.(a)(b)	$103,006,172
4,749,900	Mattel, Inc.	77,993,358
2,475,935	Nielsen Holdings plc	76,580,670
3,091,466	Interpublic Group of Cos., Inc.	72,463,963
2,225,125	Viacom, Inc., Class B	67,109,770
5,947,752	TEGNA, Inc.	64,533,109
1,260,424	Adtalem Global Education, Inc.(a)	60,626,394
576,040	Royal Caribbean Cruises Ltd.	59,677,744
1,005,381	Meredith Corp.	51,274,431
173,204	Mohawk Industries, Inc.(a)	37,112,421
113,724	The Madison Square Garden Co., Class A(a)	35,276,048
663,077	International Speedway Corp., Class A	29,639,542
147,865	Sotheby’s(a)	8,034,984
		743,328,606

	Consumer staples—3.16%
656,845	J.M. Smucker Co.	70,597,701

	Financial services—29.74%
4,551,339	KKR & Co. L.P.	113,100,774
1,658,003	Lazard Ltd., Class A	81,092,927
718,800	Northern Trust Corp.	73,957,332
411,899	JLL	68,371,115
1,413,853	CBRE Group, Inc., Class A(a)	67,497,342
1,297,988	First American Financial Corp.	67,131,939
446,378	Dun & Bradstreet Corp.	54,748,262
1,497,949	Janus Henderson Group plc	46,031,973
1,093,023	Oaktree Capital Group LLC	44,431,385
1,553,354	Western Union Co.	31,579,687
88,963	Fair Isaac Corp.(a)	17,198,327
		665,141,063

	Health care—6.16%
344,400	Laboratory Corp. of America Holdings(a)	61,830,132
358,606	Charles River Laboratories Intl, Inc.(a)	40,257,110
123,381	Bio-Rad Laboratories, Inc.(a)	35,600,354
		137,687,596

	Materials & processing—4.80%
1,058,397	Simpson Manufacturing Co., Inc.	65,821,709
1,615,461	U.S. Silica Holdings, Inc.	41,501,193
		107,322,902

	Producer durables—20.20%
592,000	Zebra Technologies Corp.(a)	84,804,000
1,356,285	Keysight Technologies, Inc.(a)	80,061,503
1,912,841	Kennametal, Inc.	68,670,992
413,863	Snap-on, Inc.	66,516,061
919,365	MTS Systems Corp.(b)	48,404,567
3,111,667	Bristow Group, Inc.(a)(b)	43,905,621
964,928	Brady Corp., Class A	37,197,974
97,689	Littelfuse, Inc.	22,290,676
		451,851,394

	Technology—1.90%
673,242	Anixter Intl, Inc.(a)	42,616,219

	Total common stocks (Cost $1,306,090,830)	2,218,545,481

800.292.7435	27

Ariel Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Short-term investments—0.73%	Value

16,284,549	Northern Institutional Treasury Portfolio, 1.75%(c)	$16,284,549
	Total short-term investments (Cost $16,284,549)	16,284,549

	Total Investments—99.92% (Cost $1,322,375,379)	2,234,830,030

	Other Assets less Liabilities—0.08%	1,707,985

	Net Assets—100.00%	$2,236,538,015

(a)Non-income producing.

(b)Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at June 30, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

28	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Common stocks—98.51%	Value

	Consumer discretionary & services—26.36%
2,633,030	Interpublic Group of Cos., Inc.	$61,718,223
679,400	Omnicom Group, Inc.	51,817,838
2,908,000	Mattel, Inc.	47,749,360
1,981,337	MSG Networks, Inc.(a)	47,453,021
953,600	BorgWarner, Inc.	41,157,376
697,300	CBS Corp., Class B	39,202,206
1,177,524	Nielsen Holdings plc	36,420,817
655,600	Nordstrom, Inc.	33,946,968
84,266	The Madison Square Garden Co., Class A(a)	26,138,471
514,500	Viacom, Inc., Class B	15,517,320
308,458	International Speedway Corp., Class A	13,788,073
1,208,300	TEGNA, Inc.	13,110,055
		428,019,728

	Consumer staples—4.01%
605,175	J.M. Smucker Co.	65,044,209

	Energy—2.10%
786,600	National Oilwell Varco	34,138,440

	Financial services—29.08%
635,000	Northern Trust Corp.	65,335,150
1,448,200	Aflac, Inc.	62,301,564
1,184,600	First American Financial Corp.	61,267,512
1,015,120	Lazard Ltd., Class A	49,649,519
961,952	Houlihan Lokey, Inc.	49,271,181
258,000	Willis Towers Watson plc	39,112,800
531,800	Progressive Corp.	31,455,970
1,208,400	Western Union Co.	24,566,772
241,589	BOK Financial Corp.	22,711,782
768,868	KKR & Co. L.P.	19,106,370
531,900	Blackstone Group L.P.	17,111,223
331,919	Oaktree Capital Group LLC	13,492,507
182,250	CBRE Group, Inc., Class A(a)	8,700,615
49,580	JLL	8,229,784
		472,312,749

	Health care—15.44%
418,200	Laboratory Corp. of America Holdings(a)	75,079,446
554,100	Zimmer Biomet Holdings, Inc.	61,748,904
212,454	Thermo Fisher Scientific, Inc.	44,007,722
364,680	Charles River Laboratories Intl, Inc.(a)	40,938,977
593,700	Cardinal Health, Inc.	28,990,371
		250,765,420

	Materials & processing—1.88%
1,190,580	U.S. Silica Holdings, Inc.	30,586,000

	Producer durables—18.95%
1,081,615	Keysight Technologies, Inc.(a)	63,847,734
1,385,900	Kennametal, Inc.	49,753,810
360,899	Stanley Black & Decker, Inc.	47,930,996
252,000	Snap-on, Inc.	40,501,440

800.292.7435	29

Ariel Appreciation Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Common stocks—98.51%	Value

	Producer durables—18.95% (continued)
273,150	Illinois Tool Works, Inc.	$37,842,201
2,426,964	Bristow Group, Inc.(a)(b)	34,244,462
515,400	Stericycle, Inc.(a)	33,650,466
		307,771,109
	Technology—0.69%
176,989	Anixter Intl, Inc.(a)	11,203,404

	Total common stocks (Cost $1,057,936,275)	1,599,841,059

Number of shares	Short-term investments—1.48%	Value

24,050,556	Northern Institutional Treasury Portfolio, 1.75%(c)	$24,050,556
	Total short-term investments (Cost $24,050,556)	24,050,556

	Total Investments—99.99% (Cost $1,081,986,831)	1,623,891,615

	Other Assets less Liabilities—0.01%	195,090

	Net Assets—100.00%	$1,624,086,705

(a)Non-income producing.

(b)Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at June 30, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

30	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Common stocks—94.85%	Value

	Consumer discretionary & services—12.25%
58,400	BorgWarner, Inc.	$2,520,544
56,300	Nielsen Holdings plc	1,741,359
29,200	Adtalem Global Education, Inc.(a)	1,404,520
18,000	CBS Corp., Class B	1,011,960
33,000	Viacom, Inc., Class B	995,280
		7,673,663
	Consumer staples—2.63%
15,300	J.M. Smucker Co.	1,644,444

	Energy—9.94%
51,300	National Oilwell Varco	2,226,420
26,000	Exxon Mobil Corp.	2,150,980
39,600	Apache Corp.	1,851,300
		6,228,700

	Financial services—24.42%
135,300	KKR & Co. L.P.	3,362,205
121,300	Western Union Co.	2,466,029
50,200	Lazard Ltd., Class A	2,455,282
30,400	Bank of New York Mellon Corp.	1,639,472
30,200	First American Financial Corp.	1,561,944
6,400	Goldman Sachs Group, Inc.	1,411,648
21,600	Progressive Corp.	1,277,640
34,800	Blackstone Group L.P.	1,119,516
		15,293,736

	Health care—16.32%
18,400	Laboratory Corp. of America Holdings(a)	3,303,352
154,500	Hanger, Inc.(a)	2,620,320
20,600	Zimmer Biomet Holdings, Inc.	2,295,664
16,500	Johnson & Johnson	2,002,110
		10,221,446

	Materials & processing—7.84%
198,582	Barrick Gold Corp.	2,607,381
82,200	Mosaic Co.	2,305,710
		4,913,091

	Producer durables—17.14%
18,000	Snap-on, Inc.	2,892,960
7,456	Lockheed Martin Corp.	2,202,726
11,500	Zebra Technologies Corp.(a)	1,647,375
69,700	Team, Inc.(a)	1,610,070
19,200	Stericycle, Inc.(a)	1,253,568
8,500	Stanley Black & Decker, Inc.	1,128,885
		10,735,584

	Technology—4.31%
61,200	Oracle Corp.	2,696,472

	Total common stocks (Cost $47,804,845)	59,407,136

800.292.7435	31

Ariel Focus Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Short-term investments—3.15%	Value

1,973,085	Northern Institutional Treasury Portfolio, 1.75%(b)	$1,973,085
	Total short-term investments (Cost $1,973,085)	1,973,085
	Total Investments—98.00% (Cost $49,777,930)	61,380,221
	Other Assets less Liabilities—2.00%	1,255,166

	Net Assets—100.00%	$62,635,387

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

32	ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Common stocks—99.43%	Value

	Consumer discretionary & services—16.64%
240,342	Century Casinos, Inc.(a)	$2,102,993
134,511	Green Brick Partners, Inc.(a)	1,318,208
30,522	Strattec Security Corp.	932,447
50,174	Rosetta Stone, Inc.(a)	804,289
39,600	Lakeland Industries, Inc.(a)	560,340
7,500	Movado Group, Inc.	362,250
		6,080,527

	Energy—3.04%
155,102	Mitcham Industries, Inc.(a)	623,510
54,154	Gulf Island Fabrication, Inc.	487,386
		1,110,896

	Financial services—22.36%
135,408	Cowen Group, Inc., Class A(a)	1,875,401
111,793	Safeguard Scientifics, Inc.(a)	1,430,950
71,385	Capital Southwest Corp.	1,292,782
24,900	First American Financial Corp.	1,287,828
40,748	Tejon Ranch Co.(a)	990,176
264,800	180 Degree Capital Corp.(a)	611,688
8,500	MB Financial, Inc.	396,950
33,000	Atlas Financial Holdings, Inc.(a)	288,750
		8,174,525

	Health care—5.44%
143,585	Kindred Biosciences, Inc.(a)	1,529,180
75,119	Cumberland Pharmaceuticals, Inc.(a)	460,479
		1,989,659

	Materials & processing—7.05%
55,100	U.S. Silica Holdings, Inc.	1,415,519
100,900	Aspen Aerogels, Inc.(a)	494,410
376,354	Orion Energy Systems, Inc.(a)	413,989
16,931	Landec Corp.(a)	252,272
		2,576,190

	Producer durables—10.55%
232,582	Ballantyne Strong, Inc.(a)	1,128,023
66,000	Bristow Group, Inc.(a)	931,260
39,699	Team, Inc.(a)	917,047
43,200	Perceptron, Inc.(a)	455,760
40,400	CPI Aerostructures, Inc.(a)	424,200
		3,856,290

	Technology—29.72%
520,696	RealNetworks, Inc.(a)	1,926,575
256,488	Telenav, Inc.(a)	1,436,333
180,923	PCTEL, Inc.(a)	1,128,960
185,800	Edgewater Technology, Inc.(a)	1,007,036
125,200	GSI Technology, Inc.(a)	941,504
241,520	SeaChange Intl, Inc.(a)	825,998
20,000	Methode Electronics, Inc.	806,000
158,400	EMCORE Corp.(a)	799,920
352,732	Synacor, Inc.(a)	705,464
30,595	AstroNova, Inc.	576,716
73,300	Glu Mobile, Inc.(a)	469,853
37,800	AutoWeb, Inc.(a)	170,856
77,510	GlassBridge Enterprises, Inc.(a)	70,147
		10,865,362

800.292.7435	33

Ariel Discovery Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Common stocks—99.43%	Value

	Utilities—4.63%
167,686	ORBCOMM, Inc.(a)	$1,693,629

	Total common stocks (Cost $35,794,833)	36,347,078

Number of shares	Short-term investments—1.12%	Value

408,682	Northern Institutional Treasury Portfolio, 1.75%(b)	$408,682
	Total short-term investments (Cost $408,682)	408,682

	Total Investments—100.55% (Cost $36,203,515)	36,755,760

	Other Assets less Liabilities—(0.55)%	(200,805)

	Net Assets—100.00%	$36,554,955

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

34	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Common stocks—88.47%	Value

	Belgium—0.07%
4,625	Galapagos N.V.(a)	$426,361

	Canada—1.35%
158,462	IGM Financial, Inc.	4,593,608
53,591	Suncor Energy, Inc.	2,180,899
18,533	Magna International, Inc.	1,077,879
50,625	Hydro One Ltd.	771,707
		8,624,093
	China—8.14%
2,887,000	China Mobile Ltd.	25,647,994
82,445	Baidu, Inc. ADR(a)	20,034,135
143,110	China Mobile Ltd. ADR	6,352,653
		52,034,782
	Finland—3.31%
3,682,150	Nokia Corp. ADR	21,172,363

	France—5.73%
181,700	Michelin (CGDE)	22,131,340
89,675	Safran SA	10,896,373
23,322	Thales SA	3,005,430
7,195	Sanofi	576,819
		36,609,962
	Germany—10.81%
353,459	Deutsche Boerse AG	47,117,630
4,496,490	Telefonica Deutschland Holding	17,727,380
184,079	Dialog Semiconductor plc(a)	2,807,475
41,665	GEA Group AG	1,405,683
		69,058,168
	Hong Kong—0.92%
15,931,302	Li & Fung Ltd.	5,848,138

	Italy—3.07%
4,060,060	Snam SpA	16,955,025
249,165	Italgas SpA	1,373,983
83,237	Azimut Holdings SpA	1,288,441
		19,617,449
	Japan—16.48%
859,200	NTT DOCOMO, Inc.	21,903,915
63,200	Nintendo Co., Ltd.	20,664,228
345,500	Nippon Telegraph & Telephone Corp.	15,715,468
415,400	Japan Tobacco, Inc.	11,612,365
103,800	Shimamura Co., Ltd.	9,141,038
216,000	Subaru Corp.	6,291,830
1,701,700	Seven Bank Ltd.	5,210,462
61,800	Secom Co., Ltd.	4,748,522
65,500	Mabuchi Motor Co., Ltd.	3,117,780
11,500	Daito Trust Construction Co., Ltd.	1,870,704
69,700	Ono Pharmaceutical Co., Ltd.	1,634,927
24,100	Toyota Motor Corp.	1,560,737
6,600	Murata Manufacturing Co., Ltd.	1,109,985
22,200	Askul Corp.	719,848
		105,301,809

800.292.7435	35

Ariel International Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Common stocks—88.47%	Value

	Luxembourg—1.53%
152,363	Tenaris ADR	$5,544,490
62,377	RTL Group	4,232,228
		9,776,718
	Netherlands—8.15%
1,341,889	Koninklijke Ahold Delhaize N.V.	32,132,524
343,160	Gemalto N.V.(a)	19,964,979
		52,097,503
	Singapore—0.19%
223,800	Singapore Exchange Ltd.	1,177,722

	Spain—3.76%
559,891	Endesa SA	12,354,320
362,484	Tecnicas Reunidas SA	11,679,090
		24,033,410
	Switzerland—8.86%
151,529	Roche Holding AG	33,747,067
34,237	Swisscom AG	15,322,466
836	SGS SA	2,230,346
127,862	UBS AG	1,978,678
12,748	Kuehne & Nagel Intl, AG	1,920,632
14,882	Novartis AG	1,124,186
4,034	Nestle SA	313,253
		56,636,628
	United Arab Emirates—0.17%
4,048,694	Dubai Financial Market	1,063,662

	United Kingdom—9.30%
1,749,594	GlaxoSmithKline plc	35,323,493
194,519	Reckitt Benckiser Group plc	16,016,541
509,324	National Grid plc	5,635,561
61,264	GlaxoSmithKline plc ADR	2,469,552
		59,445,147
	United States—6.63%
199,293	Philip Morris Intl, Inc.	16,090,917
63,580	EOG Resources, Inc.	7,911,259
58,760	Core Laboratories N.V.	7,416,100
37,228	Pioneer Natural Resources Co.	7,045,027
54,659	Fluor Corp.	2,666,266
34,203	Fabrinet(a)	1,261,749
		42,391,318
	Total common stocks (Cost $552,493,109)	565,315,233

36	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Investment companies—1.25%	Value

	Exchange Traded Funds—1.25%
186,469	Vanguard FTSE Developed Markets ETF	$7,999,520
	Total Investment companies (Cost $7,038,480)	7,999,520

Number of shares	Short-term investments—6.00%	Value

38,371,225	Northern Institutional Treasury Portfolio, 1.75%(b)	$38,371,225
	Total short-term investments (Cost $38,371,225)	38,371,225
	Total Investments—95.72% (Cost $597,902,814)	611,685,978

	Cash, Foreign Currency, Other Assets less Liabilities—4.28%	27,332,848

	Net Assets—100.00%	$639,018,826

800.292.7435	37

Ariel International Fund schedule of investments	06/30/18 (UNAUDITED)

At June 30, 2018, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation
09/18/2018	UBS AG	EUR	495,113	CNH	3,756,000	$17,349
09/18/2018	UBS AG	GBP	2,174,743	CNH	18,777,564	58,842
09/18/2018	UBS AG	USD	30,865,989	CNH	200,290,946	768,010

Subtotal UBS AG						844,201

09/18/2018	JPMorgan Chase	JPY	1,136,965,185	CNH	66,915,731	272,595

Subtotal JPMorgan Chase						272,595

Subtotal - Open forward currency contracts with unrealized appreciation						$1,116,796

Open forward currency contracts with unrealized depreciation

09/18/2018	UBS AG	NOK	9,691,916	EUR	1,021,694	(6,618)
09/18/2018	UBS AG	SEK	22,705,827	EUR	2,217,036	(54,113)
09/18/2018	UBS AG	USD	5,503,605	EUR	4,711,063	(31,989)
09/18/2018	UBS AG	AUD	40,520,387	USD	30,224,197	(229,655)
09/18/2018	UBS AG	GBP	30,728,503	USD	40,869,309	(167,663)
09/18/2018	UBS AG	JPY	2,070,947,012	USD	18,863,953	(51,621)
09/18/2018	UBS AG	NOK	15,289,815	USD	1,883,991	(524)
09/18/2018	UBS AG	SEK	101,644,205	USD	11,586,224	(166,723)

Subtotal UBS AG						(708,906)

09/18/2018	Northern Trust	SGD	7,556,348	USD	5,599,518	(43,829)

Subtotal Northern Trust						(43,829)

09/18/2018	JPMorgan Chase	AUD	5,923,389	CAD	5,812,106	(42,468)
09/18/2018	JPMorgan Chase	GBP	854,101	CAD	1,496,703	(8,753)
09/18/2018	JPMorgan Chase	USD	3,839,668	CAD	5,061,466	(15,718)
09/18/2018	JPMorgan Chase	AUD	1,764,185	CHF	1,301,000	(17,153)
09/18/2018	JPMorgan Chase	AUD	5,715,048	EUR	3,629,600	(34,384)
09/18/2018	JPMorgan Chase	GBP	1,417,189	EUR	1,612,903	(18,047)
09/18/2018	JPMorgan Chase	JPY	346,476,297	EUR	2,700,180	(25,400)

Subtotal JPMorgan Chase						(161,923)

Subtotal - Open forward currency contracts with unrealized depreciation						$(914,658)

Net unrealized appreciation (depreciation) on forward currency contracts						$202,138

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2018.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

38	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Common stocks—95.55%	Value

	Brazil—0.07%
13,565	BB Seguridade Participacoes SA	$85,609

	Canada—0.70%
14,556	IGM Financial, Inc.	421,960
9,159	Suncor Energy, Inc.	372,728
3,118	Hydro One Ltd.	47,530
		842,218

	Chile—0.38%
14,542	Banco Santander-Chile ADR	457,055

	China—10.10%
25,347	Baidu, Inc. ADR(a)	6,159,321
464,500	China Mobile Ltd.	4,126,600
44,218	China Mobile Ltd. ADR	1,962,837
		12,248,758

	Finland—2.69%
567,291	Nokia Corp. ADR	3,261,923

	France—4.10%
26,134	Michelin (CGDE)	3,183,161
12,536	Safran SA	1,523,244
2,091	Thales SA	269,460
		4,975,865

	Germany—4.52%
32,412	Deutsche Boerse AG	4,320,661
269,898	Telefonica Deutschland Holding	1,064,071
6,629	Dialog Semiconductor plc(a)	101,102
		5,485,834

	Hong Kong—0.19%
624,000	Li & Fung Ltd.	229,061

	Italy—0.92%
267,870	Snam SpA	1,118,639

	Japan—8.33%
125,000	NTT DOCOMO, Inc.	3,186,673
49,000	Nippon Telegraph & Telephone Corp.	2,228,822
56,000	Japan Tobacco, Inc.	1,565,461
4,650	Nintendo Co., Ltd.	1,520,390
32,200	Subaru Corp.	937,949
6,800	Secom Co., Ltd.	522,491
700	Murata Manufacturing Co., Ltd.	117,726
300	Shimamura Co., Ltd.	26,419
		10,105,931

	Mexico—0.49%
141,575	Wal-Mart de Mexico SAB de CV	373,251
32,355	Banco Santander-Mexico SA ADR	216,455
		589,706

	Netherlands—2.91%
78,989	Koninklijke Ahold Delhaize N.V.	1,891,450
28,110	Gemalto N.V.(a)	1,635,434
		3,526,884

800.292.7435	39

Ariel Global Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Common stocks—95.55%	Value

	Spain—0.94%
51,459	Endesa SA	$1,135,473

	Switzerland—5.92%
28,851	Roche Holding AG	6,425,415
1,681	Swisscom AG	752,317
		7,177,732

	Thailand—0.55%
113,500	Kasikornbank PCL	669,405

	United Kingdom—7.13%
222,993	GlaxoSmithKline plc	4,502,125
67,960	GlaxoSmithKline plc ADR	2,739,468
68,030	National Grid plc	752,737
7,925	Reckitt Benckiser Group plc	652,538
		8,646,868

	United States—45.61%
113,998	Microsoft Corp.	11,241,343
95,105	Gilead Sciences, Inc.	6,737,238
38,316	Johnson & Johnson	4,649,263
52,413	Philip Morris Intl, Inc.	4,231,826
20,718	Berkshire Hathaway, Inc., Class B(a)	3,867,015
31,703	American Express Co.	3,106,894
45,417	Schlumberger Ltd.	3,044,301
50,331	Verizon Communications, Inc.	2,532,153
8,908	Costco Wholesale Corp.	1,861,594
33,358	Fluor Corp.	1,627,203
8,492	Pioneer Natural Resources Co.	1,607,026
32,900	Southern Co.	1,523,599
9,794	Core Laboratories N.V.	1,236,101
9,483	Quest Diagnostics, Inc.	1,042,561
8,856	Sempra Energy	1,028,270
10,754	Occidental Petroleum Corp.	899,895
7,107	EOG Resources, Inc.	884,324
11,465	Intercontinental Exchange, Inc.	843,251
15,096	U.S. Bancorp	755,102
7,221	Discover Financial Services	508,431
108,080	Acacia Research Corp.(a)	448,532
7,498	Tapestry, Inc.	350,232
5,445	Foot Locker, Inc.	286,679
3,405	Tractor Supply Co.	260,448
2,917	Expeditors International of Washington, Inc.	213,233
26,172	Pandora Media, Inc.(a)	206,235
2,796	Amdocs Ltd.	185,067
1,216	Acuity Brands, Inc.	140,898
		55,318,714
	Total common stocks (Cost $101,507,882)	115,875,675

40	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	06/30/18 (UNAUDITED)

Number of shares	Short-term investments—2.36%	Value

2,863,307	Northern Institutional Treasury Portfolio, 1.75%(b)	$2,863,307
	Total short-term investments (Cost $2,863,307)	2,863,307

	Total Investments—97.91% (Cost $104,371,189)	118,738,982

	Cash, Foreign Currency, Other Assets less Liabilities—2.09%	2,536,434

	Net Assets—100.00%	$121,275,416

800.292.7435	41

Ariel Global Fund schedule of investments	06/30/18 (UNAUDITED)

At June 30, 2018, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

09/18/2018	JPMorgan Chase	JPY	155,415,590	CNH	9,146,936	$37,262

Subtotal JPMorgan Chase						37,262

09/18/2018	Northern Trust	AUD	340,594	GBP	190,026	419

Subtotal Northern Trust						419

09/18/2018	UBS AG	EUR	276,761	CNH	2,099,545	9,698
09/18/2018	UBS AG	USD	5,131,486	CNH	33,298,471	127,682
09/18/2018	UBS AG	USD	975,561	JPY	107,100,261	2,670
09/18/2018	UBS AG	CAD	1,681,511	USD	1,276,771	4,058

Subtotal UBS AG						144,108

Subtotal - Open forward currency contracts with unrealized appreciation						$181,789

Open forward currency contracts with unrealized depreciation

09/18/2018	JPMorgan Chase	AUD	790,561	CHF	583,000	$(7,687)
09/18/2018	JPMorgan Chase	CAD	542,127	CHF	407,753	(1,722)
09/18/2018	JPMorgan Chase	AUD	1,643,446	EUR	1,043,745	(9,887)
09/18/2018	JPMorgan Chase	JPY	75,454,812	EUR	588,039	(5,532)

Subtotal JPMorgan Chase						(24,828)

09/18/2018	Northern Trust	USD	916,543	CHF	904,938	(3,740)
09/18/2018	Northern Trust	SEK	2,159,253	GBP	185,007	(2,465)
09/18/2018	Northern Trust	SGD	735,945	USD	545,361	(4,269)

Subtotal Northern Trust						(10,474)

09/18/2018	UBS AG	CAD	1,171,837	EUR	761,334	(1,979)
09/18/2018	UBS AG	NOK	1,760,463	EUR	185,583	(1,202)
09/18/2018	UBS AG	SEK	4,911,200	EUR	479,538	(11,704)
09/18/2018	UBS AG	USD	3,571,146	EUR	3,056,886	(20,757)
09/18/2018	UBS AG	AUD	586,874	USD	437,750	(3,326)
09/18/2018	UBS AG	SEK	2,240,182	USD	255,354	(3,675)

Subtotal UBS AG						(42,643)

Subtotal - Open forward currency contracts with unrealized depreciation						$(77,945)

Net unrealized appreciation (depreciation) on forward currency contracts						$103,844

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2018.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

42	ARIELINVESTMENTS.COM

Notes to the schedule of investments	06/30/18 (UNAUDITED)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bancorp Fund Services, LLC serves as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at June 30, 2018.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of June 30, 2018 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$2,234,830,030	$1,623,891,615	$61,380,221	$36,755,760
Level 2	—	—	—	—
Level 3	—	—	—	—

Total investments	$2,234,830,030	$1,623,891,615	$61,380,221	$36,755,760

800.292.7435	43

Notes to the schedules of investments	06/30/18 (UNAUDITED)

Industry classifications for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, and Ariel Discovery Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common stocks
Consumer discretionary	$51,003,038	$—	$—	$51,003,038
Consumer staples	76,165,600	—	—	76,165,600
Energy	58,731,890	—	—	58,731,890
Financials	62,430,203	—	—	62,430,203
Health care	75,302,406	—	—	75,302,406
Industrials	29,991,031	—	—	29,991,031
Information technology	87,014,913	—	—	87,014,913
Real estate	1,870,704	—	—	1,870,704
Telecommunication services	102,669,876	—	—	102,669,876
Utilities	20,135,572	—	—	20,135,572

Total common stocks	$565,315,233	$—	$—	$565,315,233
Exchange traded funds	7,999,520	—	—	7,999,520
Short-term investments	38,371,225	—	—	38,371,225

Total investments	$611,685,978	$—	$—	$611,685,978

Other financial instruments
Forward currency contracts ^	$—	$202,138	$—	$202,138

Ariel Global Fund	Level 1	Level 2*	Level 3	Total

Common stocks
Consumer discretionary	$5,273,950	$—	$—	$5,273,950
Consumer staples	10,576,120	—	—	10,576,120
Energy	9,163,014	—	—	9,163,014
Financials	15,251,837	—	—	15,251,837
Health care	26,096,070	—	—	26,096,070
Industrials	4,745,061	—	—	4,745,061
Information technology	24,428,542	—	—	24,428,542
Telecommunication services	15,853,472	—	—	15,853,472
Utilities	4,487,609	—	—	4,487,609

Total common stocks	$115,875,675	$—	$—	$115,875,675
Short-term investments	2,863,307	—	—	2,863,307

Total investments	$118,738,982	$—	$—	$118,738,982

Other financial instruments
Forward currency contracts ^	$—	$103,844	$—	$103,844

Ariel International Fund

Transfers into Level 1	$1,063,662
Transfers out of Level 2	(1,063,662)

Transfers between levels are recognized at the end of the reporting period. There were no transfers between levels for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund and Ariel Global Fund. Ariel International Fund had a transfer of $1,063,662 from Level 2 to Level 1 due to the availability of a market price on June 30, 2018 to value the only Level 2 security held on September 30, 2017.

*	As of June 30, 2018, the only Level 2 investments held were forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Unrealized appreciation on forward currency contracts and Unrealized depreciation on forward currency contracts at June 30, 2018. See also Schedules of Investments.

44	ARIELINVESTMENTS.COM

Notes to the schedules of investments	06/30/18 (UNAUDITED)

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily and any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE | TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the period ended June 30, 2018, with affiliated companies:

	Share activity					Nine months ended June 30, 2018

Security name	Balance September 30, 2017	Purchases	Sales	Balance June 30, 2018	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

Bristow Group, Inc. (Producer durables)	3,847,967	—	736,300	3,111,667	$43,905,621	$—	$(24,132,734)	$44,440,399	2.0%

MSG Networks, Inc. (Consumer discretionary & services)	3,525,923	774,961	—	4,300,884	103,006,172	—	—	14,138,077	4.6

MTS Systems Corp. (Producer durables)	894,616	24,749	—	919,365	48,404,567	820,004	—	(700,050)	2.2

					$195,316,360	$820,004	$(24,132,734)	$57,878,426	8.8%

Ariel Appreciation Fund

Bristow Group, Inc. (Producer durables)	2,426,964	—	—	2,426,964	$34,244,462	$—	$—	$11,552,349	2.1%

800.292.7435	45

Board of trustees

Mellody L. Hobson	Chair, Board of Trustees
President, Ariel Investments, LLC

James W. Compton*	Retired President and Chief Executive Officer, Chicago Urban League

William C. Dietrich*	Lead Independent Trustee Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.

Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc.
Founder and Chairman, Top Box Foods

Merrillyn J. Kosier	Chief Marketing Officer, Mutual Funds
Executive Vice President, Ariel Investments, LLC

Kim Y. Lew*	Vice President and Chief Investment Officer, Carnegie Corporation of New York

William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd

Stephen C. Mills*	President, New York Knickerbockers

John W. Rogers, Jr.	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments, LLC

James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust

Royce N. Flippin, Jr.	Trustees Emeritus (no Trustee duties or responsibilities)
H. Carl McCall

*	Independent Trustee

46	ARIELINVESTMENTS.COM

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

800.292.7435 47

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

•	arielinvestments.com

•	linkedin.com/company/ariel-investments

•	twitter.com/arielfunds

•	facebook.com/arielinvestments

What’s inside

•	Hard Questions John Rogers and Mellody Hobson take a page from the Gates Foundation 10th anniversary letter to answer some of the hard questions we often hear on investing.

•	Taking Stock Read Portfolio Manager Charlie Bobrinskoy’s letter on Ariel Focus Fund and learn what stocks drove our investment returns.

•	Reversal of Fortune? Find out why Portfolio Manager David Maley believes this quarter is the beginning of sustained improvement for small-cap deep value investing.

•	Investing in Banks: Buyer Beware Learn how rising interest rates influence Portfolio Manager Rupal Bhansali’s stock picks.

•

Company Spotlights Read our investment thesis on Lakeland Industries, Inc., Team, Inc, and TEGNA, Inc., and learn why we believe these companies have intriguing valuations and long-term growth opportunities.

What’s online

●	Statement e-delivery Get your shareholder statements, including year-end statements, fund reports, and tax forms via email. It’s safe and convenient.

Slow and steady wins the race.	The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable. TPI (38,000) ©08/18 AI–02